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Exhibit 99.01

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         HS Resources, Inc. may, in discussions of its future plans, objectives, and expected performance in periodic reports filed by the Company with the Securities and Exchange Commission (or documents incorporated by reference therein) and in written and oral presentations made by the Company, include projections or other forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 or Section 21E of the Securities Exchange Act of 1934, as amended. Such projections and forward-looking statements are based on assumptions which the Company believes are reasonable, but are by their nature inherently uncertain. When used in the Company's documents or oral presentations, the words "anticipate," "estimate," "project," "expect," "objective," "intend," and similar expressions are intended to identify forward-looking statements. In all cases, there can be no assurance that specified assumptions will prove correct or that projected events will occur, and actual results could differ materially from those projected. In addition to any assumptions and other factors referred to specifically in connection with a forward-looking statement, factors that could cause the Company's actual results to differ materially from those contemplated in any forward-looking statements include, among others, the following:

VOLATILITY OF OIL AND NATURAL GAS PRICES; MARKETABILITY OF PRODUCTION

         The Company's revenues, profitability and future rate of growth are substantially dependent upon prevailing prices for its oil and natural gas. Hydrocarbon prices can be extremely volatile and in recent years have been depressed at times by warm weather, weak demand and excess total domestic and imported supplies. Prices are also affected by actions of state and local agencies, the United States and foreign governments and international cartels. These external factors and the volatile nature of the energy markets make it difficult to estimate accurately future prices of oil and natural gas. Prices for D-J Basin natural gas, which represents a significant portion of the Company's overall production, were depressed until recently and have at times been more volatile than the prices prevailing in the broader United States natural gas market. Although from time to time the Company hedges a portion of its oil and natural gas production to provide some protection from price declines, any substantial or extended decline in the price of oil or natural gas would have a material adverse effect on the Company's financial condition and results of operations. The marketability of the Company's production depends upon the availability and capacity of refineries, natural gas gathering systems, pipelines and processing facilities. Federal and state regulation of oil and natural gas production and transportation, general economic conditions and changes in supply and demand all could adversely affect the Company's ability to produce and market its oil and natural gas. If market factors were to change dramatically, the financial impact on the Company could be substantial. The availability of markets and the volatility of product prices are beyond the control of the Company and thus represent a significant risk.

Changes in crude oil and natural gas prices (including basis differentials) from those





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assumed in preparing projections and forward-looking statements could cause the
Company's actual financial results to differ materially from projected financial results and can also impact the Company's determination of proved reserves and the standardized measure of discounted future net cash flows relative to crude oil and natural gas reserves. In addition, periods of sharply lower commodity prices could affect the Company's production levels and/or cause it to curtail capital spending projects and delay or defer exploration, exploitation or development projects.

EFFECTS OF LEVERAGE; EXISTING INDEBTEDNESS

         As of December 31, 1996, the Company's total long-term debt was approximately $398.0 million. The Company's leverage has important consequences to the Company's financial condition, including the following: (i) the Company's ability to obtain additional financing in the future for working capital, capital expenditures, acquisitions or general corporate purposes may be impaired; (ii) a portion of the Company's cash flow from operations must be dedicated to the payment of the principal of and interest on its existing indebtedness; (iii) certain of the Company's borrowings, principally those under the Company's revolving credit facility, are at variable rates of interest, which may make the Company vulnerable to increases in interest rates; and (iv) the terms of certain of the Company's indebtedness permit its creditors to accelerate payments upon certain events of default or a change of control of the Company. As of December 31, 1996 (excluding the effect of interest rate hedging arrangements covering $80 million in principal amount of indebtedness), 44% of the aggregate borrowings of the Company were floating rate obligations and 56% of the Company's borrowings were fixed rate obligations, with an overall range of interest rates from 6-3/4% to 9-7/8% per annum.

         The Company's revolving credit facility, and the indentures (the "Indentures"), under which the Company's 9-1/4% Notes due 2006 and 9-7/8% Senior Subordinated Notes due 2003 (collectively, the "Notes") were issued impose financial and other restrictions on the Company and its subsidiaries, including limitations on the incurrence of additional indebtedness and limitations on the sale of assets. The Company's revolving credit facility also requires the Company to (i) make periodic payments of interest, (ii) make principal payments from the proceeds of certain asset sales and in the event the Company's outstanding debt exceeds the Borrowing Base (as defined therein),
(iii) maintain certain financial ratios, including interest coverage and leverage ratios and (iv) maintain a minimum level of consolidated cash flow. There can be no assurance that these requirements or other material requirements of the Company's revolving credit facility will be met in the future. If they are not, the lenders under such facility would be entitled to declare the indebtedness thereunder immediately due and payable. Additionally, in the event of such an acceleration of indebtedness by the lenders under the Company's revolving credit facility, a default would be deemed to occur under the terms of the Notes. In addition, the Indentures contain certain restrictive covenants that may limit the ability of the Company to engage in certain transactions.

The Company's strategy and historical focus has been, and is expected to continue to





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be, the development, acquisition, exploitation, exploration, production and marketing of oil and natural gas. Each of these activities requires substantial capital. The Company intends to finance such capital expenditures in the future through cash flow from operations, the incurrence of additional indebtedness and/or the issuance of additional equity securities. Based upon the current and anticipated level of operations, the Company believes that its cash flow from operations, the funds available under the Company's revolving credit facility and its other sources of liquidity, will be adequate to meet its anticipated requirements in the foreseeable future for working capital, capital expenditures, interest payments and scheduled principal payments.
There can be no assurance, however, that the Company's business will continue to generate cash flow at or above current levels. If the Company is unable to generate sufficient cash flow from operations to service its debt, it may be required to refinance all or a portion of its existing debt (provided the necessary consents are obtained), or to obtain additional financing. There can be no assurance that any such refinancing would be possible or that any additional financing could be obtained. The Company's ability to meet its debt service obligations and reduce total indebtedness will be dependent not only upon its future drilling and production performance, but also on oil and natural gas prices, general economic conditions and financial, business and other factors affecting the Company's operations, many of which are beyond the Company's control.

ESTIMATION OF RESERVES

         There are numerous uncertainties in estimating quantities of proved reserves, future rates of production, the timing and success of development expenditures, oil and gas prices, and many other factors beyond the control of the Company. Thus, reserve data given in any statements by the Company are calculated estimates only. Although the Company believes all of its reserve estimates to be reasonable, reserve estimates are only estimates and should be expected to change as additional information becomes available.

         Reserve engineering is a subjective process of estimating underground accumulations of oil and natural gas that cannot be exactly measured, and the accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Accordingly, estimates of the economically recoverable quantities of oil and natural gas attributable to any particular property or group of properties, classifications of such reserves based on risk of recovery and estimates of the future net cash flows expected therefrom, which are prepared by different engineers or by the same engineers at different times, may vary substantially. Moreover, there can be no assurance that reserves estimated to be present will ultimately be produced or that the proved undeveloped reserves will be developed within the periods anticipated. Variances from estimates could be material. In addition, the estimates of future net revenues from proved reserves of the Company and the present value thereof are based upon certain assumptions about production levels, prices and costs, which may be inaccurately estimated. With respect to such estimates, the Company emphasizes that any estimated discounted future net cash flows should not be construed as representative of the fair market value of the proved oil and natural gas properties belonging to the Company, as discounted future net cash flows are based upon projected cash flows that do not provide for changes in oil and natural gas prices or for changes in expenses and capital





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costs.  The accuracy of such estimates is highly dependent upon the accuracy of the assumptions upon which they were based. Actual results may differ materially from the results estimated.

         The Company accounts for its oil and natural gas producing activities under the full cost method. This method imposes certain limitations on the carrying (book) value of proved oil and natural gas properties and requires a writedown of such assets for accounting purposes if such limits are exceeded. The risk that the Company will be required to write down the carrying value of its oil and natural gas properties increases as oil and natural gas prices decline or remain depressed. If a writedown is required, it would result in a non-cash charge to earnings. In the past, the Company has not been required to write down its oil and natural gas properties. However, no assurance can be given that the Company will not be required to make such a writedown in the future.

REPLACEMENT OF RESERVES

         The Company's future performance depends in part upon its ability to acquire, find and develop additional oil and natural gas reserves that are economically recoverable. Without successful acquisition, exploration or development activities, the Company's reserves will decline. No assurance can be given that the Company will be able to acquire or find and develop additional reserves on an economic basis.

         The Company's business is capital intensive and, to maintain its asset base of proved oil and natural gas reserves, a significant amount of cash flow from operations must be reinvested in property acquisitions, development or exploration activities. To the extent cash flow from operations is reduced and external sources of capital become limited or unavailable, the Company's ability to make the necessary capital investments to maintain or expand its asset base would be impaired. Without such investment, the Company's oil and natural gas reserves would decline.

         The Company's strategy will include continued exploitation and exploration of its existing properties and may include opportunistic acquisitions of other oil and natural gas properties. The successful acquisition of producing properties requires an assessment of recoverable reserves, future oil and natural gas prices and operating costs, potential environmental and other liabilities and other factors. Such assessments are necessarily inexact and their accuracy inherently uncertain. There can be no assurance that the Company's acquisition activities and exploration and development projects will result in increases in reserves. the Company's operations may be curtailed, delayed or canceled as a result of a lack of adequate capital and other factors, such as title problems, weather, compliance with governmental regulations or price controls, mechanical difficulties or shortages or delays in the delivery of equipment. Furthermore, while the Company's revenues may increase if prevailing natural gas and oil prices increase significantly, the Company's finding costs for additional reserves could also increase. In addition, the costs of exploration and development may materially exceed initial estimates.





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RISKS OF HEDGING AND TRADING TRANSACTIONS

         In order to manage its exposure to price risks in the marketing of its oil and natural gas and in connection with its trading activities, the Company has in the past entered and may in the future enter into oil and natural gas futures contracts on the New York Mercantile Exchange ("NYMEX"), fixed price delivery contracts and financial swaps. Those transactions that are intended to reduce the effects of volatility of the price of oil and natural gas may limit potential gains by the Company if oil and natural gas prices were to rise substantially over the price established by the hedge. In addition, the Company's hedging and trading may expose the Company to the risk of financial loss in certain circumstances, including instances in which (i) production is less than expected, (ii) there is a widening of price differentials between delivery points for the Company's production and Henry Hub (in the case of NYMEX futures contracts) or delivery points required by fixed price delivery contracts to the extent they differ from those of the Company's production,
(iii) the Company's customers or the counterparties to its futures contracts fail to purchase or deliver the contracted quantities of oil or natural gas or honor their financial commitments or (iv) a sudden, unexpected event materially affects oil or natural gas prices.

GOVERNMENTAL AND ENVIRONMENTAL REGULATION

         The Company's operations are subject to various Federal, state and local governmental laws and regulations, which may be changed from time to time in response to economic or political factors. Matters subject to regulation include, but are not limited to, drilling and operations permits and approvals, performance bonds, reports concerning operations, discharge and other permitting requirements, the spacing of wells, unitization and pooling of properties and taxation.

         The Company's operations are subject to complex and constantly changing environmental laws and regulations adopted by Federal, state and local governmental authorities. Compliance with such laws has not had a material adverse effect upon the Company to date. Nevertheless, the discharge of oil, natural gas or other pollutants into the air, soil or water may give rise to significant liabilities by the Company to the government and/or third parties, and may require the Company to incur substantial costs for remediation. Moreover, the Company has agreed to indemnify certain sellers of producing properties from whom the Company has acquired properties against certain liabilities for environmental claims associated with the properties purchased by the Company. No assurance can be given that existing environmental laws or regulations, as currently interpreted or as may be in the future, or future laws or regulations will not materially adversely affect the Company's results of operations and financial condition or that material indemnity claims will not arise against the Company with respect to properties acquired by the Company.

         Recently there has been an increased level of regulation of oil and natural gas activities in Colorado. For example, the Colorado Oil and Gas Conservation Commission adopted, and is considering the adoption of additional, stricter regulation of matters such as soil conservation, land reclamation, fluid disposal and bonding of oil and natural gas companies.





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Additionally, various cities and counties are currently reviewing their ordinances to determine the level of regulatory authority, if any, they should assert over such matters. At present, it cannot be determined to what degree stricter regulations, if adopted, would adversely affect the Company's operations.

OPERATING HAZARDS; UNINSURED RISKS

         The Company's operations are subject to hazards and risks inherent in drilling for and production and transportation of oil and natural gas, such as fires, natural disasters, explosions, encountering formations with abnormal pressures, blowouts, cratering, pipeline failures and spills, any of which can result in loss of hydrocarbons, environmental pollution, personal injury claims and other damage or impacts to properties of the Company and others, including suspension of operations. The business is also subject to environmental hazards such as oil spills, natural gas leaks, ruptures and discharges of toxic natural gases, which could expose the Company to substantial liability due to pollution and other environmental damage. The Company's coverages include, but are not limited to, comprehensive general liability, automobile, personal injury, bodily injury and property damage, pollution liability, physical damage on certain assets, workers' compensation and control of well insurance. The Company believes that its insurance is adequate and customary for companies of a similar size engaged in operations similar to those of the Company, but losses could occur for uninsurable or uninsured risks or in amounts in excess of existing insurance coverage.

COMPETITION

         The oil and natural gas industry is highly competitive. The Company competes in the areas of property acquisitions and the development, production and marketing of oil and natural gas with major oil companies, other independent oil and natural gas concerns and individual producers and operators. The Company also competes with major and independent oil and natural gas concerns in recruiting and retaining qualified employees. Many of these competitors have substantially greater financial and other resources than the Company.

COMPANY PLANS AND STRATEGIES

         Certain of the forward-looking statements made by the Company depend in part upon the plans and strategies of the Company at the time such statements are made. Any such statements represent only the expectations and intentions of the Company at the time such statements are made. Such plans and strategies may change from time to time depending on a variety of factors including factors both internal and external to the Company. For example, plans and strategies could change as a consequence of drilling results, a change in the Company's technical expertise, and factors concerning the Company's human resources, financial condition, or availability of capital. Examples of external factors would be technological developments in the industry, discoveries of new oil and gas accumulations, competitive factors, regulatory factors, economic conditions generally, and many other such factors. Company plans and strategies may also be changed on the basis of management's business judgment regarding potential risks and benefits of any activity.





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         Although the Company believes that the assumptions and expectations reflected in any forward-looking statements made by it or on its behalf are reasonable at the time such statements are made, it can give no assurance that such expectations will prove to have been correct or that the Company will take any actions that may be planned at the time such statements are made. Any forward- looking statement made by the Company is based on information available to the Company on the date such statement is made, and the Company assumes no obligation to update such forward-looking statements.





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